UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2011

BioDrain Medical, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

333-155299	33-1007393
(Commission File Number)	(IRS Employer Identification No.)

2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120
(Address of Principal Executive Offices and Zip Code)

(651) 389-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2011, the shareholders of BioDrain Medical, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2008 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock available for issuance thereunder from 3,000,000 shares to 7,000,000 shares.

The material terms of the Plan are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2011 and are incorporated herein by reference. A copy of the Plan was filed as Exhibit 10.35 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 12, 2008 and is incorporated herein by reference. A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on June 14, 2011. Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.

1.	A proposal to elect six (6) directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

Director’s Name	Votes For	Votes Withheld
Lawrence W. Gadbaw	8,756,898	2,159,015
Kevin R. Davidson	10,911,613	4,300
Chad A. Ruwe	10,911,913	4,000
Peter L. Morawetz	8,756,898	2,159,015
Thomas J. McGoldrick	10,911,913	4,000
Andrew P. Reding	9,772,770	1,143,143

2.	A proposal to ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.

For	Against	Abstentions
11,665,790	0	55,026

3.	A proposal to approve the amendment of the Company’s 2008 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 3,000,000 to 7,000,000.

For	Against	Abstentions
10,074,698	668,542	172,673

Pursuant to the foregoing votes, Messrs. Gadbaw, Davidson, Ruwe, Morawetz, McGoldrick and Reding were elected to serve as directors, Olsen Thielen & Co., Ltd. was ratified as the Company’s independent registered public accounting firm and the Company’s 2008 Equity Incentive Plan was amended to increase the number of shares authorized thereunder to 7,000,000.

Item 7.01 Regulation FD Disclosure

During the annual meeting Kevin R. Davidson, President and CEO, announced that the Streamway® system has now been utilized in over 300 medical/surgical procedures in multiple facilities, an increase from about 100 procedures approximately one year ago. Although this number of procedures does not yet signal true market acceptance of the Streamway system, it does provide a significant amount of data for the Company to evaluate what will become necessary to achieve market acceptance over time.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of theSecurities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in adocument filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing thisinformation, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to BioDrain Medical, Inc. 2008 Equity Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2011

BIODRAIN MEDICAL, INC.

By:	/s/ Kevin R. Davidson
Kevin R. Davidson
President, Chief Executive Officer, and Chief Financial Officer